June 14, 1999

                                 FIRSTHAND FUNDS
                   SUPPLEMENT TO PROSPECTUS DATED MAY 11, 1999

The shareholders of Interactive Research Advisers, Inc., Firsthand Funds' Adviser, have agreed to enter into a transaction that would result in Kevin Landis becoming the sole controlling party of the Adviser. The proposed change in the Adviser's ownership is not expected to change the fee structure, portfolio management or the day-to-day operations of the Funds, but will require action on the part of the Funds' Trustees and each Fund's shareholders. A proxy statement describing the proposed transaction will be available shortly.